--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 16, 2006

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

           GEORGIA                      000-28000              58-2213805
------------------------------ -------------------------- ----------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendments to Separation Agreements with Messrs. Cook and Toma

On March 16, 2006, the Company entered into a First Amendment to Separation and Release Agreement with each of John M. Cook and John M. Toma (the "Amendments"). Negotiation of the Amendments was a condition precedent to the closing of the Company's exchange offer restructuring its bondholder debt and entry into the Company's replacement credit facility, both of which took place on March 17, 2006. The Amendments provide as follows:

     1. Mr. Cook's termination payments, in the total amount of $5,512,423.00, will be payable in monthly installments, commencing April 1, 2006, as follows:

               Payment No.            Amount Per Payment

                    1                    $275,620.96

                  2-58                   $91,873.72

                  Total                  $5,512,423.00

          Mr. Cook's Separation and Release Agreement dated August 2, 2005, originally provided for termination payments of $5,512,423.14, payable bi-weekly over a 3-year period. The Company will pay all applicable payroll taxes and national health insurance taxes accruing with respect to Mr. Cook's termination payments.

     2. Mr. Toma's termination payments, in the total amount of $1,502.304.00, will be payable in monthly installments, commencing April 1, 2006, as follows:

               Payment No.            Amount Per Payment

                    1                      $93,894.00

                   2-46                    $31,298.00

                  Total                 $1,502,304.00
                                        =============

          Mr. Toma's Separation and Release Agreement dated August 2, 2005, originally provided for termination payments of $1,502,304.08, payable bi-weekly over a 2-year period. The Company will pay all applicable payroll taxes and national health insurance taxes accruing with respect to Mr. Toma's termination payments.

     3. The Company is obligated to pay, on April 1, 2006, $150,000, in the aggregate, to CT Investments, LLC to defray the fees and expenses incurred by Messrs. Cook and Toma for legal and financial advice related to the negotiation of the Amendments.

Messrs. Cook and Toma have no material relationships with the Company or any of its affiliates, other than as holders of Company's securities and former directors and officers of the Company, and as previously disclosed in the Company's periodic reports on file with the U.S. Securities and Exchange Commission.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01(D) EXHIBITS.

Exhibit
Number         Description
-------        -----------

99.1           First Amendment to Separation and Release Agreement with John M.
               Cook dated March 16, 2006

99.2           First Amendment to Separation and Release Agreement with John M.
               Toma dated March 16, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRG-SCHULTZ INTERNATIONAL, INC.



Date:  March 22, 2006                 By: /s/ C. McKellar, Jr.
                                          --------------------------------------
                                          Clinton McKellar, Jr.
                                          General Counsel and Secretary